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                                                                   EXHIBIT 10.11

                                SECOND CLOSING

                              PURCHASE AGREEMENT


                         Dated as of December 23, 1999

                                    by and

                                     among

                               PHASE2MEDIA, INC.
                         (f/k/a CKG Media.com, Inc.),

                            VECTOR CAPITAL II, L.P.

                                      and

                     HACHETTE FILIPACCHI INTERACTIONS S.A.

                                      and

          Each of the Parties set forth on Schedule A annexed hereto.

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                       SECOND CLOSING PURCHASE AGREEMENT
                       ---------------------------------

          SECOND CLOSING PURCHASE AGREEMENT (this "Agreement") dated as of December 23, 1999 by and among Phase2Media, Inc. (f/k/a CKG Media.com.Inc.) a Delaware corporation (the "Company") with an office at 420 Lexington Avenue, 26/th/ floor, New York, NY 10170, Vector Capital II, L.P, a Delaware limited partnership ("Vector") with an office at 456 Montgomery Street, 19/th/ floor, San Francisco, CA 94104, Hachette Filipacchi Interactions S.A., a French corporation ("Hachette") with an office at 149, rue Anatole France, and each of the parties set forth on Schedule A annexed hereto, each having an address as set forth on such Schedule A (the "Schedule A Purchasers").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, pursuant to that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of August 16, 1999, by and among the Company, Vector and each of Amen and Lewis the Company issued, pursuant to the "Initial Closing", as that term is defined in the Securities Purchase Agreement, an aggregate of (i) 3,798 shares of the Company's Series A Redeemable Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), and (ii) 11,668,300 shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), for an aggregate purchase price of $4,220,000 and;

          WHEREAS, pursuant to Section 1.2 of the Securities Purchase Agreement, and in accordance with that certain Purchase Agreement dated as of October 15, 1999 by and among the Company, Vector and Hachette (the "Hachette Purchase Agreement"), Vector agreed to designate Hachette to effect a "Supplemental Initial Closing" (as that term is defined in the Securities Purchase Agreement), and Hachette effected a "Supplemental Initial Closing", with respect to certain securities of the Company that were not sold by the Company in the Initial Closing; specifically, an aggregate of (i) 1,602 shares of the Company's Series A Preferred Stock, and (ii) 4,921,700 shares of the Company's Series B Preferred Stock were sold by the Company to Hachette for an aggregate purchase price of $1,780,000 in the Supplemental Initial Closing.

          NOW, THEREFORE, in consideration of the premises and of the respective representations and warranties hereinafter set forth and the respective covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Unless expressly set forth herein to the contrary, all capitalized terms set forth herein shall have the meanings assigned to them in the Securities Purchase Agreement.

     2. The Company agrees to issue and sell to each of Vector, Hachette and the Schedule A Purchasers, and each of Vector, Hachette and each of the Schedule A Purchasers agrees to purchase from the Company, an aggregate of (i) 3,600 shares of the Company's Series

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A Preferred Stock, and (ii) 6,320,000 shares of the Company's Series B Preferred
Stock (the Series A Preferred Stock and Series B Preferred Stock are hereinafter collectively referred to as the "Preferred Stock") in the respective amounts set forth on Schedule B annexed hereto. As full and total consideration for the purchase of the Preferred Stock, Vector, Hachette and the Schedule A Purchases (sometimes hereinafter collectively referred to as the "Purchasers," and individually as a "Purchaser") shall pay to the Company an aggregate of Four Million ($4,000,000) Dollars (the "Purchase Price"), and each Purchaser shall pay their pro rata portion of the Purchase Price as set forth opposite their name on Schedule B annexed hereto. Such sale of the Preferred Stock by the Company to the Purchasers hereunder shall be deemed to be the Second Closing under the Securities Purchase Agreement.

     3. The Company acknowledges and agrees that the Purchasers are not obligated under the terms of the Securities Purchase Agreement to effect at the Second Closing at this time. Accordingly, as consideration the Purchaser's agreement to effect the Second Closing at the present time, in addition to the Preferred Stock, the Company shall also deliver to the Purchasers, simultaneously with the delivery of the Preferred Stock, for no additional consideration, an aggregate of 450,000 three (3) year common stock purchase warrants (the "Warrants") exercisable to purchase 450,000 shares of the Company's Common Stock at an exercise price of $.63 per share. The Warrants shall be evidenced by a certificate having such terms and conditions as set forth in that form of common stock purchase warrant annexed hereto as Exhibit A. Each Purchaser shall receive their pro rata share of the Warrants as set forth opposite their name on Schedule A annexed hereto.

     4. Each of the Purchasers in its capacity as an Investor, hereby affirms that all of the representations and warranties set forth in Section 3 of the Securities Purchase Agreement are true and correct as of the date hereof. In addition, Hachette represents and warrants that Hachette is a wholly owned subsidiary of Hachette Filipacchi Presse S.A., a French corporation, which, in turn, is a wholly owned subsidiary of Hachette Filipacchi Medias S.A., a French public company.

     5. The Company hereby affirms that, subject to the proviso set forth at the end of this Section 5, all of the representations and warranties set forth in Section 2 of the Securities Purchase Agreement, and all of the Schedules delivered by the Company under Section 5 of the Hachette Purchase Agreement, are true and correct as of the date hereof and all of such Schedules shall be deemed to be re-delivered to the Purchasers as of the date hereof; provided, however that it is expressly agreed by the Company and the Purchasers that Sections 2.1,
                                                                   -------------
2.4, 2.9, 2.10, 2.14, 2.17 and 2.22 are hereby modified by the new Schedules
-----------------------------------                                ---------
2.1, 2.4, 2.9, 2.10, 2.14, 2.17 and 2.22 annexed hereto, which shall be deemed
----------------------------------------
to replace the Schedules 2.1, 2.4, 2.9, 2.10, 2.14, 2.17 and 2.22, delivered at
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the Initial Closing.

     6. The obligation of the Company to consummate the Second Closing is conditioned upon satisfaction, or the waiver by the Company, of all of the following conditions on or before the date hereof:

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          (a) Each of the Purchasers shall have satisfied each of Sections 5.1,
5.3, 5.5 and 5.6 of the Securities Purchase Agreement.

          (b) The Purchasers shall have delivered to the Company, either by wire transfer or certified check or personal check, the Purchase Price.

     7. The obligation of each of the Purchasers to effect the Second Closing is conditioned upon satisfaction, or the waiver by each of the Purchasers, of all of the following conditions on or before the date hereof:

          (a) The Company shall have satisfied each of Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.9, 6.10, 6.11, 6.13 and 6.14 of the Securities Purchase
Agreement.

          (b) The Company shall have delivered stock certificates for the Preferred Stock, each issued in the name of each of the Purchasers in the amount set forth on Schedule B containing legends set forth in accordance with Section
7.1 of the Securityholders' Agreement, as amended by Amendment No. 1 thereto on October 15, 1999.

          (c) The Company shall deliver the certificates for the Warrants, each issued in the name of each of the Purchases in the amount set forth on Schedule B containing legends set forth in accordance with Section 7.1 of the Securityholders' Agreement, as amended by Amendment No. 1 thereto on October 15, 1999.

     8. The Company represents and warrants that the closing conditions provided for in each of Sections 6.7, 6.8, 6.12, 6.15, 6.17, 6.18 and 6.19 of the Securities Purchase Agreement have heretofore been satisfied.

     9. The Company has prepared and delivered to the Purchasers, and the Purchasers expressly acknowledge receipt of, revised projected pro forma financial information and financial forecasts of the Company (the "Revised Pro Forma Information"), a copy of which is attached hereto as Exhibit 1. The
                                                           ---------
Revised Pro Forma Information has been prepared in good faith by management of the Company based on certain assumptions, believed to be reasonable by management and reflect management's best good faith estimate of the Company's future prospects at the time such Revised Pro Forma Information was prepared. The Company does not represent or warrant that the results reflected in the Revised Pro Forma Information will be achieved. However, based upon the Revised Pro Forma Information, management currently believes that it is more likely that the Company will not attain the Gross Margin Milestone on or before January 31, 2000 as opposed to attaining the Gross Margin Milestone on or before January 31, 2000.

     10. Each of the Purchasers expressly acknowledges and agrees that upon the execution hereof the Company shall have filed an amendment to the Certificate of Designations, Preferences and Rights of the Series B Preferred Stock (the "Certificate of Designation") pursuant to which, among other things, each of the "Conversion Price" and "Liquidation Preference" (as each of those terms are defined in the Certificate of Designation) has been amended to reflect the economics of the transaction among the parties such that the Conversion Price and Liquidation Preference with respect to the shares Series B Preferred Stock issued

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pursuant to the Initial Closing is different than the Conversion Price and the
Liquidation Preference of the shares of the Series B Preferred Stock issued pursuant to the Second Closing. Specifically, the Conversion Price and Liquidation Preference with respect to any and all shares of Series B Preferred Stock issued in connection with the Initial Closing shall remain the same, which is $.036166365, subject to adjustment as provided in the Certificate of Designation. The Conversion Price and Liquidation Preference with respect to any and all shares of Series B Preferred Stock issued pursuant to the Second Closing is $.063291139, subject to adjustment as provided in the Certification of Designation. All of the shares of Series B Preferred Stock, in accordance with the provisions of the Certificate of Designation, shall initially be convertible into shares of the Company's Common Stock (and under certain circumstances, in accordance with the provisions of the Certificate of Designation, into shares of the Company's Class A Common Stock) on a one-for-one basis. In addition, each of the Purchasers expressly agrees that any transfer of any shares of Series B Preferred Stock shall be expressly conditioned upon any such transferee (and any subsequent transferee thereof) expressly acknowledging in writing to the Company that such transferee (or subsequent transferee) is aware that the Conversion Price and Liquidation Preference of Series B Preferred Stock is different, depending upon whether the shares of Series B Preferred Stock were initially acquired pursuant to the Initial Closing or the Second Closing, and such transferee (or subsequent transferee) shall further confirm in writing to the Company that the shares of Series B Preferred Stock being acquired are either shares of Series B Preferred Stock initially purchased at the Initial Closing or the Second Closing, as the case may be, and the transferee (or subsequent transferee) agrees to be bound by the terms and conditions of the Certificate of Designation as if such transferee (or subsequent transferee) had actually acquired the shares of Series B Preferred Stock directly from the Company pursuant to the Initial Closing or the Second Closing, as the case may be.

     11.  Miscellaneous.

          (a) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed solely within such State.

          (b) Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein; provided, however, that the Company acknowledges and agrees
                  --------  -------
that the restrictions in this Section 10(b) shall not prevent Vector from fulfilling its reporting obligations to its investors and from disclosing information to its limited partners, in each case, regarding Vector's investment in the Company and the performance of the Company. Any statement so issued or made shall require the reasonable prior approval of the other parties hereto as to the contents and the manner of presentation and publication thereof.

          (c) This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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          (d) This Agreement may be executed in one or more original or facsimile counterparts, all of which taken together shall constitute one instrument.

          (e) This Agreement, including the other documents referred to herein, the Securities Purchase Agreement and the Securityholders' Agreement, as amended, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior agreements and understandings between the parties with respect to such subject matter.
          (f) This Agreement may not be changed orally, but only by an agreement in writing signed by the parties hereto.

          (g) In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

          (h) Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                COMPANY:

                                PHASE2MEDIA, INC.
                                 (f/k/a CKG Media.com)

                                   /s/ Robert Chmiel
                                By:_______________________________

                                HACHETTE FILIPACCHI
                                INTERACTIONS S.A.

                                   /s/ Herve Digne
                                By:______________________________
                                   Name:  Herve Digne
                                   Title: President

                                VECTOR CAPITAL II, L.P.

                                By: Vector Capital Partners II, LLC, as General
                                    Partner

                                   /s/ Alex Slusky
                                _________________________________
                                By:    Alex Slusky
                                Title: Managing Member


                                /s/ Robert Amen
                                _________________________________
                                Robert Amen


                                /s/ Barbara Lewis
                                _________________________________
                                Barbara Lewis


                                /s/ Christopher G. Nicholson
                                _________________________________
                                Christopher G. Nicholson


                                /s/ Jennifer Taylor
                                _________________________________
                                Jennifer Taylor

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